                                                                      Exhibit 21

                           SUBSIDIARIES OF THE COMPANY

      Certain active subsidiaries of the Company and their subsidiaries as of December 31, 1998, are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.

                                                              STATE OR
                                                             COUNTRY OF
            NAME                                            ORGANIZATION
            ----                                            ------------

AB Estrella ...............................................   Sweden
AB Kraft Jacobs Suchard Lietuva ...........................   Lithuania
AGF SP, Inc. ..............................................   Japan
Ajinomoto General Foods, Inc. .............................   Japan
Aktieselskabet F.C. Af 11. juni 1971 ......................   Denmark
Aktieselskabet FMD af 11. juni 1920 .......................   Denmark
Aktieselskabet M Af 2. januar 1992 ........................   Denmark
A/O Almaty Tobacco Company ................................   Kazakhstan
A/O Krasnadortabakprom ....................................   Russia
A/O Philip Morris NEVA ....................................   Russia
A/S Freia .................................................   Norway
A/S Maarud ................................................   Norway
Beijing Kraft Food Corporation Limited ....................   China
Branded Restaurant Group Inc. .............................   Delaware
Burlington Foods, Inc. ....................................   Delaware
C.A. Tabacalera Nacional ..................................   Venezuela
Cafe GRAND'MERE S.A. ......................................   France
Callard & Bowser-Suchard, Inc. ............................   Delaware
Capri Sun, Inc. ...........................................   Delaware
Celis Brewery, Inc. .......................................   Texas
Churny Company, Inc. ......................................   Delaware
Comptoir De La Confiserie .................................   France
Cote d'Or Italia S.r.l. ...................................   Italy
Dart & Kraft Finance N.V. .................................   Netherlands
                                                              Antilles
Dart Resorts Inc. .........................................   Delaware
Dong Suh Foods Corporation ................................   Korea
Dong Suh Oil & Fats Co., Ltd. .............................   Korea
Egri Dohanygyar kft. ......................................   Hungary
El Gallito Industrial, S.A. ...............................   Costa Rica
Estrella A/S ..............................................   Denmark
Fabriques de Tabac Reunies S.A. ...........................   Switzerland
Fattorie Osella S.p.A. ....................................   Italy
Franklin Baker Company of the Philippines .................   Philippines
FTR Holding S.A. ..........................................   Switzerland
Gardner's Good Foods, Inc. ................................   New Jersey
General Foods Credit Corporation ..........................   Delaware
General Foods Credit Investors No. 1 Corporation ..........   Delaware
General Foods Credit Investors No. 2 Corporation ..........   Delaware

                                                              STATE OR
                                                             COUNTRY OF
            NAME                                            ORGANIZATION
            ----                                            ------------

General Foods Credit Investors No. 3 Corporation ..........   Delaware
General Foods Foreign Sales Corporation ...................   Virgin Islands
                                                              (U.S.)
Gevaliarosteriet AB .......................................   Sweden
Grant Holdings, Inc. ......................................   Pennsylvania
Grant Transit Co. .........................................   Delaware
Grundstucksgemeinschaft Kraft Jacobs Suchard GbR ..........   Germany
HAG-Coffex ................................................   France
HAG GF AG .................................................   Germany
HNB Investment Corp. ......................................   Delaware
Jacob Leinenkugel Brewing Company, Inc. ...................   Wisconsin
Jacobs Suchard do Brasil Alimentos LTDA ...................   Brazil
Jacobs Suchard Figaro A.S. ................................   Slovak Republic
Jacobs Suchard Pavlides SA ................................   Greece
The Kenco Coffee Company Limited ..........................   United Kingdom
Kharkiv Tobacco Factory ...................................   Ukraine
Kraft Canada Inc. .........................................   Canada
Kraft Food Ingredients Corp. ..............................   Delaware
Kraft Foods AS ............................................   Norway
Kraft Foods (Australia) Limited ...........................   Australia
Kraft Foods de Mexico S.A. de C.V. ........................   Mexico
Kraft Foods Egypt LLC .....................................   Egypt
Kraft Foods Holding (Europa) GmbH..........................   Switzerland
Kraft Foods Holdings Norway, Inc. .........................   Delaware
Kraft Foods, Inc. .........................................   Delaware
Kraft Foods International, Inc. ...........................   Delaware
Kraft Foods International Services, Inc. ..................   Delaware
Kraft Foods Limited .......................................   Australia
Kraft Foods Limited (Asia) ................................   Hong Kong
Kraft Foods Manufacturing Corporation .....................   Delaware
Kraft Foods (New Zealand) Limited .........................   New Zealand
Kraft Foods (Philippines), Inc. ...........................   Philippines
Kraft Foods (Puerto Rico), Inc. ...........................   Puerto Rico
Kraft Foods (Singapore) Pte Ltd ...........................   Singapore
Kraft Foods (Thailand) Limited ............................   Thailand
Kraft Freia Marabou AB ....................................   Sweden
Kraft Freia Marabou ApS ...................................   Denmark
Kraft Freia Marabou Danmark A/S ...........................   Denmark
Kraft Guangtong Food Company, Limited .....................   China
Kraft Hellas SA ...........................................   Greece
Kraft Jacobs Suchard AG ...................................   Switzerland
Kraft Jacobs Suchard (Australia) Pty. Ltd. ................   Australia
Kraft Jacobs Suchard BV ...................................   Netherlands
Kraft Jacobs Suchard Bulgaria AD ..........................   Bulgaria
Kraft Jacobs Suchard Central & Eastern Europe Service BV ..   Netherlands
Kraft Jacobs Suchard Erzeugnisse GmbH & Co. KG ............   Germany
Kraft Jacobs Suchard France ...............................   France
Kraft Jacobs Suchard GmbH (Bremen) ........................   Germany
Kraft Jacobs Suchard (Holdings) Limited (United Kingdom) ..   United Kingdom
Kraft Jacobs Suchard Hungaria KFT .........................   Hungary

                                                              STATE OR
                                                             COUNTRY OF
            NAME                                            ORGANIZATION
            ----                                            ------------

Kraft Jacobs Suchard Iberia, S.A. .........................   Spain
Kraft Jacobs Suchard Ireland Ltd. .........................   Ireland
Kraft Jacobs Suchard Laverune .............................   France
KJS Limited ...............................................   Hong Kong
Kraft Jacobs Suchard Limited ..............................   United Kingdom
Kraft Jacobs Suchard Management & Consulting AG ...........   Switzerland
Kraft Jacobs Suchard Manufacturing GmbH & Co KG ...........   Germany
KJS Namur SA ..............................................   Belgium
Kraft Jacobs Suchard Oesterreich Gesellschaft MBH .........   Austria
Kraft Jacobs Suchard Polska Sp. z o.o. ....................   Poland
Kraft Jacobs Suchard Portugal Productos Alimentares Lda. ..   Portugal
Kraft Jacobs Suchard Produktion GmbH ......................   Germany
Kraft Jacobs Suchard R & D, Inc. ..........................   Delaware
Kraft Jacobs Suchard Reims ................................   France
Kraft Jacobs Suchard Romania SA ...........................   Romania
Kraft Jacobs Suchard S.A. .................................   Belgium
Kraft Jacobs Suchard (Schweiz) AG .........................   Switzerland
Kraft Jacobs Suchard Service AG (Switzerland) .............   Switzerland
Kraft Jacobs Suchard S.p.A. ...............................   Italy
Kraft Jacobs Suchard spol. s r.o. .........................   Czech Republic
Kraft Jacobs Suchard Strasbourg ...........................   France
Kraft Jacobs Suchard Ukraina Open Joint Stock Company .....   Ukraine
Kraft Japan, K.K. .........................................   Japan
Kraft Korea Inc. ..........................................   Korea, Republic of
Kraft Lacta Suchard Brasil, S.A. ..........................   Brazil
Kraft Pizza Company .......................................   Delaware
Kraft Suchard Argentina, S.A. .............................   Argentina
Kraft Tianmei Food (Tianjin) Co., Ltd. ....................   China
Krema Limited .............................................   Ireland
La Loire Investment Corp. .................................   Delaware
La Seine Investment Corp. .................................   Delaware
Le Rhone Investment Corp. .................................   Delaware
MBC Holdings, Inc. ........................................   Wisconsin
Marsa Kraft Jacobs Suchard Sabanci Gida Sanayi ve
Ticaret A.S. ..............................................   Turkey
Martlet Importing Co. Inc. ................................   New York
Massalin Particulares S.A. ................................   Argentina
Maxpax France SA ..........................................   France
Michigan Investment Corp. .................................   Delaware
Miller Brewing Company ....................................   Wisconsin
Miller Brewing do Brasil, Ltda. ...........................   Brazil
Miller Brewing 1855, Inc. .................................   Delaware
Miller Brewing of Europe, Ltd. ............................   United Kingdom
Mirabell Salzburger Confiserie-und Bisquit GmbH ...........   German Democratic
                                                              Rep.
Molson Breweries U.S. Holdings Inc. .......................   Delaware
Molson USA, LLC ...........................................   Delaware
Oy Estrella AB ............................................   Finland
Oy Kraft Freia Marabou Finland AB .........................   Finland
Packaged Food & Beverage Co., Inc. ........................   Delaware
Perdue Trademark Subsidiary, Inc. .........................   Delaware
Phenix Leasing Corporation ................................   Delaware

                                                              STATE OR
                                                             COUNTRY OF
            NAME                                            ORGANIZATION
            ----                                            ------------

Phenix Management Corporation .............................   Delaware
Philip Morris Asia Limited ................................   Hong Kong
Philip Morris Belgium S.A. ................................   Belgium
P.M. Beverage Holdings, Inc. ..............................   Delaware
Philip Morris Brasil S.A. .................................   Delaware
Philip Morris Capital Corporation .........................   Delaware
Philip Morris Capital (Ireland) Limited ...................   Ireland
Philip Morris Corporate Services Inc. .....................   Delaware
Philip Morris Europe S.A. .................................   Switzerland
Philip Morris Finance Europe B.V. .........................   Netherlands
Philip Morris G.m.b.H. ....................................   Germany
Philip Morris Holland B.V. ................................   Netherlands
Philip Morris Incorporated ................................   Virginia
Philip Morris International Finance Corporation ...........   Delaware
Philip Morris International Inc. ..........................   Delaware
Philip Morris Izhora ......................................   Russia
Philip Morris Kabushiki Kaisha ............................   Japan
Philip Morris Korea C.H. ..................................   Korea
Philip Morris Latin America Inc. ..........................   Delaware
Philip Morris Limited .....................................   Australia
Philip Morris (Malaysia) Sdn. Bhd. ........................   Malaysia
Philip Morris Management Corp. ............................   New York
Philip Morris Mexico S.A. de C.V. .........................   Mexico
Philip Morris Products Inc. ...............................   Virginia
Philip Morris Overseas Limited ............................   Delaware
Philip Morris Polska S.A. .................................   Poland
Philip Morris Romania S.R.L. ..............................   Romania
Philip Morris SA, Philip Morris Sabanci Pazarlama ve
Satis A.S. ................................................   Turkey
Philip Morris Sales Inc. ..................................   Delaware
Philip Morris Sdn. Bhd. ...................................   Brunei
Philip Morris Services India Inc. .........................   Delaware
Philip Morris Singapore Pte. Ltd. .........................   Singapore
Philip Morris World Trade S.A. ............................   Switzerland
PHILSA Philip Morris Sabanci Sigara ve Tutunculuk Sanayi
ve Ticaret, A.S. ..........................................   Turkey
Pietro Negroni Limited ....................................   United Kingdom
Pietro Negroni S.A. .......................................   Switzerland
PMCC Investors No. 1 Corporation ..........................   Delaware
PMCC Investors No. 2 Corporation ..........................   Delaware
PMCC Investors No. 3 Corporation ..........................   Delaware
PMCC Investors No. 4 Corporation ..........................   Delaware
PMCC Leasing Corporation ..................................   Delaware
Porta Pack Corporation ....................................   Delaware
Premierfoods Corporation ..................................   Taiwan
P.T. Kraft Ultrajaya Indonesia ............................   Indonesia
Riespri, S.A. .............................................   Spain
Roskill Cartage and Storage Limited .......................   New Zealand
Rye Ventures, Inc. ........................................   Delaware
San Dionisio Realty Corporation ...........................   Philippines
SB Leasing Inc. ...........................................   Delaware
Seven Seas Foods, Inc. ....................................   Delaware
Shipyard Brewing Company LLC ..............................   Maine

                                                              STATE OR
                                                             COUNTRY OF
            NAME                                            ORGANIZATION
            ----                                            ------------

Suchard Limited ...........................................   United Kingdom
Suchard Schokolade Ges. mbH Bludenz .......................   Austria
Superior AgResource, Inc. .................................   Delaware
Tabacalera Centroamericana S.A. ...........................   Guatemala
Tabacalera Costarricense S.A. .............................   Costa Rica
Tabak A.S. ................................................   Czech Republic
Tabaqueira - Empresa Industrial de Tabacos, S.A. ..........   Portugal
Taloca AG .................................................   Switzerland
Taloca Ltda. ..............................................   Brazil
UAB Philip Morris Lietuva .................................   Lithuania
Vict. Th. Engwall & Co., Inc. .............................   Delaware
Votesor BV ................................................   Netherlands
Wolverine Investment Corp. ................................   Delaware